UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005

                            Cox Communications, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                       1-6590                       58-2112288
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

             1400 Lake Hearn Drive, Atlanta, Georgia             30319
             (Address of principal executive offices)         (Zip Code)

                                 (404) 843-5000
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange     (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 9, 2005, the Board of Directors of Cox Communications, Inc. adopted the Cox Communications, Inc. Executive Savings Plus Restoration Plan with an effective date of January 1, 2006.

The Restoration Plan is a nonqualified deferred compensation plan that allows certain designated employees of Cox and its affiliates to defer through salary reduction arrangements a designated portion of their compensation. In addition, Cox will credit supplemental matching contributions on an annual basis up to certain limits. Contributions under the Restoration Plan will be credited with a rate of return determined annually by Cox, which shall not be less than five percent for any plan year. Generally, amounts deferred under the Restoration Plan are distributed to participants in connection with retirement, death or other termination of employment. The Restoration Plan provides for payment in a lump sum or, in certain circumstances, in annual installments.

The obligations of Cox under the Restoration Plan are unsecured general obligations to pay in the future the balance of deferred compensation accounts pursuant to the terms of the Restoration Plan.

The foregoing is a summary of  the material terms of the Restoration Plan.
As a summary of the material terms of the Restoration Plan, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the Restoration Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibit:

             10.1  Cox Communications, Inc. Executive Savings Plus
                   Restoration Plan

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Cox Communications, Inc.


December 14, 2005                           By: /s/Andrew A. Merdek
                                                ------------------------------
                                                Name: Andrew A. Merdek
                                                Title:    Secretary

                                                                 Exhibit 10.1



                            COX COMMUNICATIONS, INC.
                     EXECUTIVE SAVINGS PLUS RESTORATION PLAN


     Cox Communications, Inc. (the "Plan Sponsor") hereby adopts this Plan, effective as of January 1, 2006, for the benefit of a select group of its employees and the employees of certain of its affiliates that participate herein in accordance with the following terms and conditions. The list of affiliates that participate in the Plan is attached hereto as Exhibit A, and shall be modified from time to time by the Plan Sponsor. The Plan Sponsor and the affiliates listed on Exhibit A hereafter shall be referred to as the Employer.

     The liability for all amounts credited to the plan accounts under the Cox Communications, Inc. Savings Plus Restoration Plan (the "Savings Plus Plan") for each Eligible Employee who is a Participant as of January 1, 2006 shall be transferred to this Plan.


                                   ARTICLE I
                                 PURPOSE OF PLAN

     The purpose of the Plan shall be to provide supplemental tax-deferred savings to eligible employees of the Employer and to their beneficiaries by allowing a select group of management-level employees to elect to defer through salary reduction arrangements a designated percentage of their compensation. In addition, the Plan Sponsor will credit supplemental matching contributions up to certain maximum limits. The Plan is designed to allow participants to defer compensation through combination with the Cox Communications, Inc. Savings and Investment Plan (the "401(k) Plan"). The Plan shall be administered at all times to ensure that it does not in operation violate the contingent benefits rule in Code Section 401(k)(4)(A).

     For purposes of this Plan, all capitalized terms used herein shall have the same meaning as set forth in the 401(k) Plan except as otherwise expressly indicated.


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION


    2.1 General Rule.

     Each Employee of the Employer who is a Participant in the 401(k) Plan shall become an Eligible Employee for purposes of the Plan with respect to any Plan Year during which he or she is a Restricted Employee whose ABBR (or, with respect to an Employee who is not a "commissioned employee," ABBR plus bonus paid) as of September 1 of the previous calendar year equals or exceeds two hundred thousand dollars ($200,000), provided such Employee makes an irrevocable election for the Plan Year to contribute to the 401(k) plan at the six percent (6%) of Compensation maximum limit. For purposes of this Section 2.1, a "commissioned employee" is an Employee who is designated as a commissioned employee on the Employer's payroll system.

    2.2 Notice of Eligibility.

     The Committee shall notify each Employee of his or her status as an Eligible Employee and potential right to participate in the Plan. Employees who become eligible to participate in the Plan by reason of being a Restricted Employee will be notified in a reasonably practicable period of time prior to becoming eligible.

    2.3 Election To Participate

     Each Eligible Employee who wishes to participate in the Plan for the Plan Year must file an election by the end of the annual enrollment period, which shall be no later than December 31 of the year prior to the year in which the Compensation is earned. Notwithstanding the foregoing, a newly Eligible Employee who wishes to participate in the Plan for the Plan Year in which he or she becomes eligible must file an election within 30 days after he or she is notified that he or she has been designated a Restricted Employee. If such election is not made on or before such date, the Employee shall be deemed to have elected not to participate in the Plan for the Plan Year. Notwithstanding the foregoing and if permissible under applicable law, the Committee acting in its discretion may permit an Employee to make a single election to participate in each subsequent year until such time as the Employee revokes the election; provided that such an election to revoke only will be effective for the Plan Year following the Plan Year in which such election was made.

    2.4 Participation by Committee Approval.

     The Committee may, from time to time, approve certain individuals who are not Participants in the 401(k) Plan, to become Eligible Employees for purposes of the Plan.


                                   ARTICLE III
                       EMPLOYEE SUPPLEMENTAL CONTRIBUTIONS

    3.1 Employee Supplemental Contribution

     Each Eligible Employee may elect during the enrollment period described in
Section 2.3 to make contributions through payroll deductions to the Plan ("Employee Supplemental Contributions") in an amount equal to a percentage of his or her Compensation, not to exceed fifteen percent (15%), reduced by the percentage contributed thereby to the 401(k) Plan. Employee Supplemental Contributions are irrevocable for the Plan Year and shall continue to be made for each Participant at the rate elected until the close of the Plan Year. Each Eligible Employee who wishes to participate in the Plan for a subsequent Plan Year must file a new election in accordance with the provisions of Section 2.3. Notwithstanding the foregoing and if permissible under the law, the Committee acting in its discretion may permit an Employee to make a single election to participate in each subsequent year until such time as Employee revokes the election; provided that such an election to revoke only will be effective for the Plan Year following the Plan Year in which such election was made. For the purpose of this Plan, and notwithstanding any provisions in the 401(k) Plan to the contrary, the dollar limitation applied to the term Compensation in the 401(k) Plan shall not be applicable hereunder.

    3.2 Allocation and Investment Return of Employee and Employer Supplemental Contributions.

     (a) Allocation.

     The Employee Supplemental Contributions and Employer Supplemental Contributions, as defined below, of each Eligible Employee who elects to participate in the Plan pursuant to Section 2.3 (each, a "Participant") shall be credited to the Participant's Plan Accounts, as defined in Article V.

     (b) Rate of Return.

     Each Participant shall be credited with a rate of return on Employee Supplemental Contributions and Employer Supplemental Contributions to be determined annually by the Plan Sponsor; provided, that the minimum rate of return for any Plan Year will be 5 percent.

     3.3 Participant Elections

     The elections described in Section 3.1 shall be made under procedures and on forms established by the Committee.

     3.4 Employee Supplemental Contributions for Participants Eligible by Committee Approval.

     Notwithstanding any provisions of the Plan to the contrary, each Employee who becomes an Eligible Employee by Committee approval in accordance with Section 2.4 may elect during the enrollment period described in Section
2.3 to become a Participant under the Plan by electing to make Employee Supplemental Contributions in an amount equal to a percentage of his or her Compensation not to exceed fifteen percent (15%), reduced by the percentage that would be contributed to the 401(k) Plan on his or her behalf as if such Employee were participating in the 401(k) Plan.

     3.5 Bonus Deferral Program

     Notwithstanding the 15% Compensation limit contained in Sections 3.1 and 3.4, each Participant who is eligible to participate in the Bonus Deferral

Program may elect to defer up to an additional 75% (in 5% increments) of his or her annual bonus under the Plan as an Employee Supplemental Contribution.
The election described in this Section 3.5 must be made during the enrollment period described in Section 2.3. Once made, such election may not be revoked.


                                   ARTICLE IV
                       EMPLOYER SUPPLEMENTAL CONTRIBUTIONS

     4.1 Employer Supplemental Contribution.

     In each Plan Year, the Employer will provide a credit with respect to each Participant in an amount equal to 50 percent of such Participant's Employee Supplemental Contributions for such Plan Year up to a maximum credit equal to the lesser of (a) an amount equal to 50 percent of 6 percent of his or her Compensation, or (b) six thousand dollars ($6,000) (the "Employer Supplemental Contributions"). Notwithstanding the foregoing, the maximum Employer Supplemental Contribution that otherwise may be credited to a Participant under this Plan shall be reduced by the Employer Contributions allocated to such Participant in the same Plan Year under the 401(k) Plan.

     4.2 Participant Need Not Be Employed.

     The Employer Supplemental Contributions credited by the Employer with respect to a Plan Year shall be credited to a Participant whether or not the Participant retires, dies, terminates employment or Separates From Service prior to the end of such Plan Year without subsequently being rehired. The terms "Separates From Service," "Separation From Service" and "Separated From Service" shall have the meanings set forth under Code ss. 409A and the guidance promulgated thereunder.

     4.3 Employer Supplemental Contributions for Participants Eligible by Committee Approval.

     Notwithstanding any provisions of the Plan to the contrary, the Employer will provide a credit in accordance with Section 4.1 with respect to each Employee who becomes an Eligible Employee by Committee approval in accordance with Section 2.4, reduced by the Employer Contribution which would be allocated to such Employee as if such Employee were participating in the 401(k) Plan.


                                    ARTICLE V
                           ACCOUNTS AND CONTRIBUTIONS

         The Employer shall establish and maintain the following separate bookkeeping accounts for each Participant to reflect all amounts deferred or credited under this Plan:

     (a) A Grandfathered Employee Supplemental Contribution Account for each Eligible Employee who is a Participant on January 1, 2006 to which shall be credited all amounts previously credited to the Grandfathered Employee Supplemental Contribution Account for such Participant under the Savings Plus Plan as of December 31, 2005 (and interest thereon pursuant to Section 3.2(b));

     (b) A Grandfathered Employer Supplemental Contribution Account for each Eligible Employee who is a Participant on January 1, 2006 to which shall be credited all amounts previously credited to the Grandfathered Employer Supplemental Contribution Account for such Participant under the Savings Plus Plan as of December 31, 2005 (and interest thereon pursuant to Section 3.2(b));

     (c) A Non-Grandfathered Employee Supplemental Contribution Account to which shall be credited (i) all Employee Supplemental Contributions under Sections 3.1, 3.4 and 3.5 (and interest thereon pursuant to Section 3.2(b)) deferred on or after January 1, 2006 for each Participant, and (ii) with respect to each Eligible Employee who is a Participant on January 1, 2006, all amounts previously credited to the Non-Grandfathered Employee Supplemental Contribution Account for such Participant under the Savings Plus Plan as of December 31, 2005 (and interest thereon pursuant to Section 3.2(b));

     (d) A Non-Grandfathered Employer Supplemental Contribution Account to which shall be credited (i) all Employer Supplemental Contributions under Sections 4.1 and 4.3 (and interest thereon pursuant to Section 3.2(b)) deferred on or after January 1, 2006 for each Participant, and (ii) with respect to each Eligible Employee who is a Participant on January 1, 2006, all amounts previously credited to the Non-Grandfathered Employer Supplemental

Contribution Account for such Participant under the Savings Plus Plan as of December 31, 2005 (and interest thereon pursuant to Section 3.2(b))

     For all purposes under the Plan, the Grandfathered Employee Supplemental Contributions Account and the Grandfathered Employer Supplemental Contributions Account collectively shall be referred to as the Grandfathered Plan Accounts; the Non-Grandfathered Employee Supplemental Contributions Account and the Non-Grandfathered Employer Supplemental Contribution Account shall be referred to collectively as the Non-Grandfathered Plan Accounts; and the Grandfathered Plan Accounts and the Non-Grandfathered Plan Accounts shall be referred to collectively as the Plan Accounts.

     All Employee Supplemental Contributions shall be credited to the applicable Employee Supplemental Contributions Account as soon as administratively practicable. All Employer Supplemental Contributions shall be credited to the applicable Employer Supplemental Contributions Account on or before the last day of the first calendar quarter of the Plan Year next following the Plan Year for which such Employer Supplemental Contributions are to be credited.


                                   ARTICLE VI
                                  BENEFICIARIES

     Upon becoming a Participant in the Plan, each Employee shall designate a primary Beneficiary and one or more secondary Beneficiaries. The procedure and administrative forms used to designate Beneficiaries shall be determined by the Committee. The Beneficiary of any unmarried Participant who does not designate a Beneficiary under this Article VI shall be the same Beneficiary designated thereby under the 401(k) Plan. For purposes of this Article VI, in the case of a Participant (including a Former Participant) who is married on the date of death, the Participant's Beneficiary automatically shall be the Participant's surviving spouse unless the Participant has elected under the Plan to have such benefit distributed to a Beneficiary other than the Participant's spouse. Such an election shall be effective only if the Participant's spouse as of the date of death has consented in writing to the election, such consent is witnessed by a notary public and acknowledges the effect of the election. Such spousal consent is not required if the Committee is satisfied that the Participant's spouse cannot be located.


                                   ARTICLE VII
                               RETIREMENT BENEFITS

     7.1 Benefit Determination.

     Upon the retirement of the Participant on or after the date he or she has attained age 65, the Participant shall be entitled to receive a benefit equal in value to the sum of the amounts credited to the Participant's Plan Accounts as of the date such benefits are distributed. Notwithstanding the foregoing to the contrary, a Participant shall not be entitled to receive amounts credited in his or her Non-Grandfathered Plan Accounts until he or she has Separated From Service. Such benefit shall be paid in the form of annual installments for a period of five (5) years commencing as soon as practicable after the date the Participant has Separated From Service.


                                  ARTICLE VIII
                                 DEATH BENEFITS

     8.1 Benefit Determination.

     Upon the death of a Participant prior to his or her Separation From Service, the designated Beneficiary of the deceased Participant shall be entitled to receive a benefit equal in value to the sum of the amount then credited to the Participant's Plan Accounts as of the date such benefits are distributed. Such benefit shall be paid to the Beneficiary in a lump sum payment. Upon the death of a Former Participant to whom payment of benefits has not been completed, the Designated Beneficiary shall be entitled to receive the remainder of the benefit payments due to the Former Participant in the form and in the amount selected by the Former Participant prior to death; if no such form had been selected by the Former Participant prior to death, any benefit amount payable shall be made in a lump sum payment.

    8.2 Proof of Death.

    The Committee may require such proof of death and such evidence of the right of any person to receive death benefit payments under the Plan as it may deem appropriate, and its determination shall be conclusive and binding.


                                   ARTICLE IX
                     BENEFITS UPON A SEPARATION FROM SERVICE

    9.1 Benefit Determination.

     Upon a Participant's Separation From Service prior to attaining age 65, the Participant shall be entitled to receive a benefit equal in value to the sum of the amount credited to the Participant's Plan Accounts as of the date such benefits are distributed. Notwithstanding the foregoing to the contrary, a Participant shall not be entitled to receive amounts credited in his or her Non-Grandfathered Plan Accounts until he or she has separated from service. Such benefit shall be paid in the form of a lump sum payment as soon as practicable after the date the Participant has Separated From Service.


                                    ARTICLE X
                               PAYMENT OF BENEFITS

     10.1  Timing of Payment.

     (a) Grandfathered Amounts. As soon as practicable after the Participant retires or attains age 65, whichever is later, the Committee shall cause the total balance credited to such Participant's Grandfathered Plan Accounts to be paid to the Participant or to his or her Beneficiary as appropriate, in the form of a lump sum payment.

     (b Non-Grandfathered Amounts. A Participant who is entitled to receive a benefit pursuant to Article VII shall receive the total balance credited to such Participant's Non-Grandfathered Plan Accounts in the form of annual installments for a period of five (5) years payable as soon as practicable after the date the Participant has Separated From Service. A Participant who is entitled to receive a benefit pursuant to Article IX shall receive the total balance credited to such Participant's Non-Grandfathered Plan Accounts in the form of a lump sum payment payable as soon as practicable after the date the Participant has Separated From Service.

     (c) Cash-Out. Notwithstanding any provisions of the Plan to the contrary, if the total balance in a Participant's Grandfathered Plan Accounts at the time the Participant retires or Terminates Employment is $5,000 or less, including any distributions previously made to such Participant, then such balance shall be paid to the Participant in a lump sum payment as soon as practicable after the date the Participant retires or Terminates Employment. Notwithstanding any provisions of the Plan to the contrary, if the total balance in a Participant's Non-Grandfathered Plan Accounts at the time the Participant Separates From Service is $10,000 or less, then such balance shall be paid to the Participant in a lump sum payments as soon as practicable after the date the Participant Separates From Service.

    10.2  Mode of Benefit Payment.

    The distribution of all benefits under the Plan whenever paid, shall be made in cash.

    10.3  Inability to Locate Benefit Recipient.

     If, after a reasonable effort has been made, the Committee is unable to locate a Participant or Beneficiary entitled to receive a benefit provided for in the Plan, the Plan Sponsor shall follow procedures determined by the Committee, in its sole discretion.

     10.4 Claims Procedure.

     All claims shall be processed in accordance with the claims procedure described in the Summary Plan Description for the Plan.

                                   ARTICLE XI
                             IN-SERVICE WITHDRAWALS

     In the event that a Participant suffers an unforeseeable, immediate and heavy financial need that is beyond his or her control and that cannot reasonably be met from other sources, the Participant may request a withdrawal from his or her Plan Accounts in an amount not to exceed that amount needed to meet the immediate and heavy financial need. The Participant must first submit a written withdrawal request to the Employer explaining the nature of the hardship and the amount required to meet the financial need. The Participant will be required to certify that the need cannot be reasonably met from other sources. The determination of financial need and lack of availability of funds from other sources will be made by the Committee, in its sole discretion. No withdrawal may be made under this Article XI for an amount less than $10,000 and no withdrawal can be made less than 12 months after the last previous withdrawal.


                                   ARTICLE XII
                           INALIENABILITY OF BENEFITS

     The right of any Participant or Beneficiary to any benefit provided under the Plan or to the property contained in any separate Plan Account shall not be subject to voluntary or involuntary transfer, alienation or assignment, and (to the fullest extent permitted by law) shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. In the event a Participant or Beneficiary who is receiving or is entitled to receive a benefit provided under the Plan attempts to assign, transfer or dispose of such right, or if an attempt is made to subject said right to such process, such assignment, transfer or disposition shall be null and void.


                                  ARTICLE XIII
                         ADMINISTRATION AND FIDUCIARIES

    13.1 General.

     The Employer shall have the sole responsibility for crediting the contributions required under Articles III and IV. The Plan Sponsor shall have the sole responsibility for appointing the Committee. It is intended that the Plan Sponsor and the Committee shall be responsible only for the proper exercise of their own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another.

    13.2  Named Fiduciaries.

    (a)  General.

     The following fiduciaries (referred to hereinafter individually as a "Named Fiduciary" and collectively as "Named Fiduciaries") shall be responsible for the control, management and administration of the Plan and the control:

                      (1)      The Plan Sponsor;

                      (2)      The Board of Directors of the Plan Sponsor;

                      (3)      The Employer; and

                      (4)      The Committee.

     Each Named Fiduciary shall have only such powers and responsibilities as are expressed in the Plan, and any power or responsibility for the control, management or administration of the Plan which is not expressly allocated to any Named Fiduciary, or with respect to which an allocation is in doubt, shall be deemed allocated to the Plan Sponsor. Each Named Fiduciary shall have no responsibility to inquire into the acts and omissions of any other Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan.

    (b)  Allocation of Responsibility.

     Any Named Fiduciaries may, by agreement among themselves, allocate any responsibility or duty assigned to a Named Fiduciary under this Plan, to one or more other Named Fiduciaries, provided, that any agreement respecting such allocation shall be in writing and shall be filed by the Committee with the records of the Plan. No such agreement shall be effective as to any Named Fiduciary which is not a party to such agreement until such Named Fiduciary has so consented in writing filed with the Committee. Any Named Fiduciary may, by written instrument filed by the Committee with the records of the Plan, designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan, provided, that no such designation shall be effective as to any other Named Fiduciary until such other Named Fiduciary has received written notice of such designation.

    (c) Employees of Fiduciaries.

     Any Named Fiduciary, or a person designated by a Named Fiduciary to perform any responsibility of a Named Fiduciary pursuant to the procedure described in the preceding paragraph, may employ one or more persons to render advice with respect to any responsibility such Named Fiduciary has under the Plan or such person has by virtue of such designation.

    (d) Multiple Roles.

     Any person may serve in more than one fiduciary capacity with respect to the Plan, and any person who is a fiduciary may be a Participant if he or she otherwise satisfies the applicable Plan requirements to be a Participant.

     13.3 The Committee.

     (a)  Administration of the Plan.

     The Plan Sponsor shall administer the Plan through the Committee, which shall have all powers necessary to administer the Plan; to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and time of any distribution of benefits or withdrawal under the Plan; to resolve any claim for benefits; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Committee's responsibilities under the Plan. Any construction, interpretation or application of the Plan by the Committee shall be final, conclusive and binding.

      (b) Records and Reports.

       The Committee shall be responsible for maintaining sufficient records deemed necessary to allow it to administer the Plan.

      (c) Allocation of Duties and Responsibilities.

      The Committee may by written instrument designate other persons to carry out any of its duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his or her acceptance of the duties and responsibilities allocated to him or her. The Employer shall pay all expenses authorized and incurred by the Committee in the administration of the Plan.

      (d) Liabilities.

     The Committee shall be indemnified and held harmless by the Plan Sponsor with respect to any liability, assessment, loss, expense or other cost, of any kind or description whatsoever, including legal fees and expenses, actually incurred by a member of the Committee on account of any alleged breach of responsibilities performed or to be performed hereunder or any action or proceeding, actual or threatened, which arises as a result of being a member of the Committee, provided such action or allegation does not arise as a result of the member's own gross negligence, willful misconduct or lack of good faith.


                                   ARTICLE XIV
                                     FUNDING

     The Employer's obligations under this Plan shall be general obligations of the Employer and shall not be secured in any manner. No asset of the Employer shall be placed in trust or in escrow or otherwise physically or legally segregated for the benefit of any Participant or his or her spouse or beneficiaries and the eventual payment of benefits under this Plan shall not be secured by the issuance of any negotiable instrument or other evidence of indebtedness of the Employer. No Participant, beneficiary or other person shall be deemed to have any property interest, legal or equitable, in any specific assets of the Employer as a result of the benefits provided by this Plan. To the extent that any person acquires any right to receive payments under this Plan, that right shall be no greater than, nor shall it have any preference or priority over, the rights of any unsecured general creditor of the Employer. In no event shall any of the directors, officers or employees of the Employer or an Affiliate be liable in their individual capacities to any person whomsoever for the payment of benefits under the Plan.


                                   ARTICLE XV
                              AMENDMENT OF THE PLAN

     The Plan Sponsor shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of this Plan by formal action of the Board, or a committee thereof, in accordance with state law either at a regularly scheduled meeting of the Board, or a committee thereof, or by written consent. Any written amendment to the Plan under this Article XV shall be executed by the Plan Sponsor on behalf of the Employer.


                                   ARTICLE XVI
                             TERMINATION OF PLAN AND
                         DISCONTINUANCE OF CONTRIBUTIONS

     The Plan Sponsor shall have the right, at any time, to terminate or partially terminate the Plan by formal action of the Board, or a committee thereof, in accordance with state law either at a regularly scheduled meeting of the Board, or a committee thereof, or by written consent. The Plan Sponsor shall distribute to all affected Participants amounts in the Plan Account of each such Participant at the time of distribution in such manner as the Plan Sponsor shall determine in accordance with all applicable law. Notwithstanding the foregoing, the Plan Sponsor may, in its sole discretion, delay the distribution of amounts in the Non-Grandfathered Plan Accounts in order to comply with Code Section 409A. [The Plan Sponsor shall have the right to terminate a "plan" (as that term is defined under Internal Revenue Service Notice 2005-1 or any succeeding guidance) and make distributions to affected Participants in the form of a lump-sum payment within 12-months following a "change in control event" (as such term is defined under Internal Revenue Service Notice 2005-1 or any succeeding guidance).]

                                  ARTICLE XVII
                                  MISCELLANEOUS

     17.1 Participants' Rights.

     Except as may be otherwise specifically provided by law, neither the establishment of the Plan nor any modification thereof, nor the creation of any Plan Account, nor the payment of any benefit, shall be construed to give to any Participant or to any other person a legal or equitable right against the Plan Sponsor, the Employer, any director, officer or employee thereof or the Committee. Under no circumstances shall the terms of employment of any Employee be deemed to have been modified or in any way affected by the establishment of the Plan, and nothing contained in this Plan document or any related document shall require the Employer to retain any Employee in its service.

      17.2 Claims.

     Any payment to a Participant or Beneficiary or to their legal representative, or heirs-at-law, made in accordance with the provisions of this Plan shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan Sponsor, the Committee and the Employer, any of whom may require such person, his or her legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Plan Sponsor, the Committee or the Employer as the case may be.

      17.3 Agent for Service of Process.

      The agent for service of process for the Plan shall be the person currently listed in the records of the Secretary of State of Georgia as the agent for service of process for the Plan Sponsor.

      17.4 Construction of Agreement.

      To the extent not preempted by federal law, the Plan shall be construed in accordance with the laws of the State of Georgia.

      17.5 Savings Clause.

     In the event that any one or more of the terms, conditions, or provisions, or any part thereof, contained in this Plan, or the application thereof to any person or circumstance, shall for any reason, in any respect, or to any extent be held to be invalid, illegal, or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect the remainder of such term, condition, or provision, nor any other provision of this Plan, nor the application of such term, condition, or provision to persons or circumstances other than those as to which it is held invalid, illegal, or unenforceable, and this Plan shall be construed as if such invalid, illegal, or unenforceable term, condition, or provision had never been contained herein, and each term, condition, or provision hereof shall be valid and enforced to the fullest extent permitted by law.

      17.6 Headings.

      Headings of articles, sections and paragraphs of the Plan have been inserted for convenience of reference and constitute no part of the Plan.

      17.7 Tax Consequences.

     The Plan is intended to postpone the application of income taxes on amounts credited to the Plan Accounts. However, notwithstanding anything to the contrary, the Employer makes no representation regarding the tax consequences of participation in this Plan. Amounts contributed to or paid from the Plan may be subject to income, payroll or other taxes and the Employer may withhold taxes from any payment, as required under federal, state and local laws.

      17.8 Entire Plan.

     This Plan contains the entire understanding and undertaking of the Plan Sponsor and its Affiliates with respect to the subject matter hereof, and supersedes any and all prior and contemporaneous undertakings, agreements, understandings, inducements or conditions, whether express or implied, oral or written, except as herein contained. This Plan may not be modified or amended other than by a written document adopted or executed pursuant to the terms hereof.

      17.9 Plan Binding on All Parties.

      This Plan shall be binding upon the parties hereto, their successors and assigns, and upon all Participants and their Beneficiaries, heirs, executors, administrators and assigns.

      17.10 Effective Date.

     It is the intention of the Employer that the Plan shall comply with any requirements of Title I of ERISA applicable to the Plan, and the terms of the Plan shall be interpreted and administered so as to accomplish that result. The Plan shall be placed into effect as of January 1, 2006.























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